WCM Focused International Growth Fund Investor Class Shares – WCMRX Institutional Class Shares – WCMIX	WCM Developing World Equity Fund Investor Class Shares – WCMUX Institutional Class Shares – WCMDX
WCM Focused Emerging Markets Fund Investor Class Shares – WFEMX Institutional Class Shares – WCMEX	WCM International Equity Fund Investor Class Shares – WESGX Institutional Class Shares – WCMMX
WCM Focused Global Growth Fund Investor Class Shares – WFGGX Institutional Class Shares – WCMGX	WCM Focused International Value Fund Investor Class Shares – WLIVX Institutional Class Shares – WCMVX
WCM International Small Cap Growth Fund Institutional Class Shares – WCMSX	WCM Focused International Opportunities Fund Investor Class Shares – WCFOX Institutional Class Shares – WCMOX
WCM Small Cap Growth Fund Investor Class Shares – WCMNX Institutional Class Shares – WCMLX	WCM Mid Cap Quality Value Fund Investor Class Shares – WMIDX Institutional Class Shares – WCMAX
WCM SMID Quality Value Fund Investor Class Shares – WCMJX Institutional Class Shares – WCMFX	WCM Focused Emerging Markets ex China Fund Investor Class Shares – WCFEX Institutional Class Shares – WCMWX
WCM China Quality Growth Fund Investor Class Shares – WCQGX Institutional Class Shares – WCMCX	WCM Quality Dividend Growth Fund Investor Class Shares – WQDGX Institutional Class Shares – WCMYX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 4, 2024, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated April 30, 2024.

Change in Distributor

At a meeting held on April 29, 2024, the Board of Trustees of the Trust approved a change in the Funds’ distributor from Natixis Distribution, LLC to First Trust Portfolios L.P. First Trust Portfolios L.P. is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Accordingly, effective on or around August 15, 2024 (the “Effective Date”), the paragraph under “Other Service Providers” in the Funds’ Prospectus will be deleted in its entirety and replaced with the following:

First Trust Portfolios L.P. (the “Distributor”) is the Funds’ principal underwriter and acts as the Funds’ distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

As of the Effective Date, the information with respect to Natixis Distribution, LLC on the back cover of the Funds’ Prospectus will be deleted in its entirety and replaced with the following:

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, Illinois 60187

In addition, as of the Effective Date, the “Distributor and the Distribution Agreement” section in the Funds’ SAI will be deleted in its entirety and replaced with the following:

First Trust Portfolios L.P. is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor acts in good faith and exercises commercially reasonable care and diligence in its distribution of the Funds’ shares. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in, or responsibility for, determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds, or determining the valuation of a Fund’s assets and liabilities. The Distributor is not responsible for any operational matters associated with the redemption of shares of the Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a 12b-1 plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 90 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

As of the Effective Date, all additional references to Natixis Distribution, LLC and the Distribution Agreement with Natixis Distribution, LLC contained in the Funds’ Prospectus and SAI will be deleted in their entirety and replaced with references to First Trust Portfolios L.P. and the Distribution Agreement with First Trust Portfolios L.P., as appropriate.

Please retain this Supplement with your records.